UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2011 (December 30, 2010)

INLAND AMERICAN REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-51609 (Commission File Number)	34-2019608 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item

1.01.

Entry into a Material Definitive Agreement.

On December 30, 2010, Inland American Real Estate Trust, Inc., a Maryland corporation (which may be referred to herein as the “Registrant,” “we,” “our” or “us”), entered into the Second Amendments to Master Management Agreements with each of Inland American Apartment Management LLC, Inland American Industrial Management LLC, Inland American Office Management LLC and Inland American Retail Management LLC, each a Delaware limited liability company (collectively, the “Property Managers”).

The amendments extend the term of the master management agreements with each of the Property Managers through December 31, 2011.  In all material respects, the terms of the master management agreements remain unchanged.  However, each amendment also includes, as Exhibit A thereto, an amended and restated form of management agreement, which we and the applicable Property Manager will enter into in the event that we acquire a property that we would like that Property Manager to manage. The amended and restated form of management agreement clarifies certain items for operational purposes, but remains unchanged in all material respects.

The information set forth above with respect to the amendments does not purport to be complete in scope and is qualified in its entirety by the full text of the amendments, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, and incorporated into this Item 1.01 disclosure by reference.

Item

9.01.

Financial Statements and Exhibits.

(d)

Exhibits

10.1

Second Amendment to Master Management Agreement, dated December 30, 2010, by and between Inland American Real Estate Trust, Inc. and Inland American Apartment Management LLC

10.2

Second Amendment to Master Management Agreement, dated December 30, 2010, by and between Inland American Real Estate Trust, Inc. and Inland American Industrial Management LLC

10.3

Second Amendment to Master Management Agreement, dated December 30, 2010, by and between Inland American Real Estate Trust, Inc. and Inland American Office Management LLC

10.4

Second Amendment to Master Management Agreement, dated December 30, 2010, by and between Inland American Real Estate Trust, Inc. and Inland American Retail Management LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date:	January 4, 2011	By:	/s/ Jack Potts
		Name:	Jack Potts
		Title	Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.

Description

10.1

Second Amendment to Master Management Agreement, dated December 30, 2010, by and between Inland American Real Estate Trust, Inc. and Inland American Apartment Management LLC

10.2

Second Amendment to Master Management Agreement, dated December 30, 2010, by and between Inland American Real Estate Trust, Inc. and Inland American Industrial Management LLC

10.3

Second Amendment to Master Management Agreement, dated December 30, 2010, by and between Inland American Real Estate Trust, Inc. and Inland American Office Management LLC

10.4

Second Amendment to Master Management Agreement, dated December 30, 2010, by and between Inland American Real Estate Trust, Inc. and Inland American Retail Management LLC